DEFERRED REVENUE (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
DEFERRED REVENUE
Advance bookings for lodges	$ 293,716	$ 379,305
Educational revenue paid in advance	1,630,723	1,026,700
Other prepaid income	638,473	140,707
Total	$ 2,561,912	$ 1,546,712